UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                _______________

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 30, 2004


                         THE PEPSI BOTTLING GROUP, INC.
             (Exact name of registrant as specified in its charter)


 Delaware                             1-14893               13-4038356
(State or other jurisdiction        (Commission           (IRS Employer
of incorporation)                   File Number)          Identification No.)

                         One Pepsi Way, Somers, NY 10589
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (914) 767-6000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not Applicable.

(a)  Not Applicable.

(a) Exhibit 99.1 Press release dated March 30, 2004 which is being furnished hereto pursuant to Item 12.

Item 12. Results of Operations and Financial Condition.

     On March 30, 2004, The Pepsi Bottling Group, Inc. announced its preliminary results for its first quarter ended March 20, 2004, and also affirmed its full year 2004 forecast as described in the press release furnished hereto as Exhibit 99.1, which is incorporated herein by reference.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE PEPSI BOTTLING GROUP, INC.
                                                (Registrant)
Date: March 30, 2004                      /s/ Pamela C. McGuire
      --------------                          -----------------
                                                (Signature)
                                       Pamela C. McGuire, Senior Vice President,
                                          General Counsel and Secretary